Putnam
New Century
Growth Fund


ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-02


[GRAPHIC OMITTED: GYROSCOPE]


[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

Putnam New Century Growth Fund continued to feel the effects of investors' disaffection with stocks as it closed its fiscal year on June 30, 2002, with a loss. This economic and market climate has given Putnam pause and after lengthy discussions and working sessions between Management and the Board of Trustees, your Trustees have agreed to merge several funds.

The intent of the mergers is to provide shareholders with more focused products that will play a consistent role in a broader investment plan. Your fund has been scheduled for merger into Putnam Voyager Fund II, which has a similar investment objective and strategy. Additional details of the proposed merger can be found on page 5.

We trust that over time you will continue to find this choice a beneficial one for your investment program, especially as the market works its way out of its current troubles, as we are confident that it will do. These are challenging times for equity investors, but history has been on the side of investors who have dared to weather even sustained periods of market retreat. We value our association with you and look forward to helping you meet your investment objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL            /S/ GEORGE PUTNAM, III

John A. Hill                George Putnam, III
Chairman of the Trustees    President of the Funds
August 21, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Specialty Growth Team

Growth stocks have had their share of challenges during the 12 months ending June 30, 2002. During the course of the year, the U.S. economy was in recession, the markets were in decline, and the aftershocks of September 11, 2001 continued to reverberate. After a strong fourth quarter in 2001, the equity markets have ignored economic fundamentals during the first half of 2002, despite evidence that the economy was recovering from recession. Instead, stocks were dampened by reactions to corporate accounting scandals in the U.S. and geopolitical turmoil abroad. As a result, the absolute returns for Putnam New Century Growth Fund, as well as the stock market in general, were down significantly during your fund's fiscal year. However, your fund's relative performance showed marked improvement from previous reporting periods. While it still underperformed its benchmark indexes, the Russell Midcap Growth Index and the Russell 2500 Growth Index, as well as its Lipper peer group average, it did so by much smaller margins than it has in the recent past.

Total return for 12 months ended 6/30/02

      Class A           Class B           Class C           Class M
    NAV      POP      NAV     CDSC      NAV     CDSC      NAV      POP
-----------------------------------------------------------------------
 -28.60%  -32.70%  -29.17%  -32.71%  -29.17%  -29.88%  -29.00%  -31.47%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* A VOLATILE YEAR FOR GROWTH STOCKS

The fund's fiscal year occurred during an extremely volatile period for the economy and the stock market. In the latter half of 2001, growth stocks performed poorly, as they continued to be dragged down by the technology and telecommunications sectors. The economic slowdown that had begun in earnest in the spring of 2001 continued through the third quarter and dampened investor enthusiasm for buying stocks.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Retail                   15.6%

Health care services     11.8%

Electronics              11.4%

Energy                    6.6%

Broadcasting              5.5%

Footnote reads:
*Based on net assets as of 6/30/02. Holdings will vary over time.


The events of September 11, 2001, accelerated the declines of both the economy and the stock market. After falling significantly when the market reopened following the tragedies, stock prices recovered strongly during the fourth quarter of 2001, buoyed by an improving economy, a faltering bond market, and positive news from the war in Afghanistan. Growth stocks posted the strongest returns, with the Nasdaq Composite Index up over 30% and your fund's class A shares (at net asset value) gaining nearly 29% during the quarter.

Fund Profile

Putnam New Century Growth Fund invests in common stocks of small, midsize, and large companies. It targets rapidly growing companies in a broad range of industry sectors. The fund is designed for investors seeking aggressive growth of capital over the long term.


2002 brought a return to volatility in the equity markets, as several high-profile corporate accounting scandals tainted the overall market and had a significant negative effect on investor psychology. Interestingly, the consensus assessment of business conditions during the first half of 2002 diverged between that of economists, who pointed to several indications of economic strength, and the perspective of corporate CEOs, who remained pessimistic about business prospects and the outlook for profits. Strong first-quarter GDP growth and high productivity bolstered the arguments of economists, while corporate executives remained swayed by lackluster profits amid a steep decline in profit growth from the latter 1990s.

Investors, concerned about geopolitical events and the accounting scandals at home, remained wary. Global turmoil, including conflicts in the Middle East, concerns about stability in Afghanistan and further terrorist attacks in the U.S., and the potential for a war in Iraq, weighed heavily on investors' minds during the first half of 2002 and dampened enthusiasm for buying. Issues of corporate governance have further undermined confidence, and stocks of small, midsize, and large companies have been under considerable pressure as the combination of these events has masked a moderate but fundamentally healthy economy.

* MANAGEMENT KEPT FUND WELL DIVERSIFIED

To weather the volatility in the equity markets, your fund's management team worked diligently to keep the portfolio diversified. We continued to seek opportunities in a wide range of sectors that helped diversify the portfolio and offered strong potential for growth. For example, the team increased the fund's health-care weighting significantly. This was a response to several positive long-term developments in biotechnology, pharmaceuticals, and medical products, and a significant increase in demand for health-care services from an aging population of baby boomers that will continue to grow for many years. With a higher intrinsic volatility, the fund's biotechnology stocks underperformed during the period, but the fund's other health-care stocks, while down somewhat with the market in general, held their ground.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Westwood One, Inc.
Broadcasting

Dollar Tree Stores, Inc.
Retail

TCF Financial Corp.
Banking

AmerisourceBergen Corp.
Health care services

Career Education Corp.
Schools

Fifth Third Bancorp
Banking

AutoZone, Inc.
Retail

QLogic Corp.
Computers

Too, Inc.
Retail

Marvell Technology Group, Ltd. (Bermuda)
Electronics


Footnote reads:
These holdings represent 20.5% of the fund's net assets as of 6/30/02. Portfolio holdings will vary over time.


We also increased the fund's energy holdings during the period. Natural gas prices had come under pressure in early 2002, resulting in attractive valuations for energy stocks. We took advantage of this opportunity and, as it turned out, the fund's energy holdings provided a positive contribution to performance during the first six months of 2002. We have also added financial holdings to the fund, primarily regional bank stocks, and these have outperformed the overall market, as have broadcasting, retail, and restaurant stocks. The weak economic environment has driven consumers to value-oriented retailers, and the fund benefited with several holdings, including Dollar Tree and Auto Zone.

The fund's technology holdings underperformed most of the other sectors during the fiscal year. Despite strong performance in the fourth quarter of 2001, the technology sector remains mired in the trough of a down cycle. Although we are seeing signs that demand is building, and inventories remain lean, companies have yet to begin increasing capital spending for technology. Nevertheless, we remain invested in technology companies, having reduced our weighting significantly over the past two years, as we believe that the technology sector will continue to be an important contributor to the growth of the U.S. economy.

* FUND IS POSITIONED SHOULD GROWTH STOCKS RECOVER

During the first half of 2002, we have faced considerable challenges not directly related to the markets or the economy. In response, we have taken several steps designed to improve the fund's risk-adjusted returns. We believe that the fund's performance improvement in comparison to its peers shows that the process changes we have been talking about are beginning to work. The changes we have made include diversifying the portfolio more broadly, expanding research coverage to include a wider universe of stocks and sectors, and enhancing the risk-management tools used to construct the portfolio.

With the overall market down significantly, we have positioned the portfolio somewhat defensively, but we believe that growth stocks will recover. When this recovery eventually occurs, our goal is to have the portfolio structured in a way that enables the fund to outperform. While there is no way to predict when a recovery in growth stocks will occur, we believe it makes sense for investors to keep a portion of their portfolio invested so that they may benefit when the recovery does come. A good lesson is that of value stocks, which were beaten down for many years in the 1990s and were virtually written off as an investment strategy that no longer made sense. With the strong returns of value stocks in the past two years, we believe that the current mood of gloom for growth stocks may be overdone, and that the potential for strong returns from this sector will return.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 6/30/02, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.

The fund is managed by the Putnam Specialty Growth Team. The members of the team are Roland Gillis (Portfolio Leader) Daniel Miller (Portfolio Member), Eric Wetlaufer (Portfolio Member), Dana Clark, Kenneth Doerr, Michael Mufson, Margery Parker, Anthony Sellitto, and Richard Weed.


MERGER PROPOSED FOR PUTNAM NEW CENTURY GROWTH FUND

After careful study and lengthy working sessions with Putnam Investment Management, your fund's Trustees have agreed to recommend the merger of Putnam New Century Growth Fund into Putnam Voyager Fund II. Completion of the merger is subject to the approval of shareholders. Proxy materials have been mailed to you so you can submit your vote. Putnam Voyager Fund II has a similar objective to that of your fund, investing in common stocks of companies of all sizes across a range of industries for investors seeking long-term growth of capital. If the merger is approved, shareholders are expected to benefit from potentially lower expenses provided by a larger asset base of the merged funds.

We encourage you to vote on this important matter by returning your completed proxy material. Please read your proxy statement carefully before you cast your vote. You may vote by telephone, the Internet, or by U.S. mail. Complete instructions for voting are included in your proxy material. The vote will take place at a meeting of shareholders on September 12, 2002, and, if approved, the merger will take place on or about September 30, 2002.

PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 6/30/02

                     Class A         Class B         Class C         Class M
(inception dates)   (2/17/98)       (1/21/00)       (1/21/00)       (1/21/00)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -28.60% -32.70% -29.17% -32.71% -29.17% -29.88% -29.00% -31.47%
------------------------------------------------------------------------------
Life of fund     39.36   31.33   34.86   32.86   34.86   34.86   36.36   31.61
Annual average    7.89    6.44    7.09    6.72    7.09    7.09    7.36    6.49
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/02

                      Russell Midcap      Russell 2500         Consumer
                       Growth Index       Growth Index*       price index
------------------------------------------------------------------------------
1 year                    -26.34%            -25.72%             1.01%
------------------------------------------------------------------------------
Life of fund               -2.81              -7.17             10.86
Annual average             -0.65              -1.69              2.41
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower.

*The Russell 2500 Growth Index was added as a secondary benchmark for the fund on 3/31/02.


PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 6/30/02

                       Class A          Class B     Class C        Class M
------------------------------------------------------------------------------
Share value:         NAV     POP          NAV          NAV       NAV     POP
------------------------------------------------------------------------------
6/30/01           $14.79  $15.69       $14.64       $14.64    $14.69  $15.22
------------------------------------------------------------------------------
6/30/02            10.56   11.20        10.37        10.37     10.43   10.81
------------------------------------------------------------------------------
*The fund did not make any distributions during the period.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 2/17/98

            Fund's class A    Russell Midcap     Russell 2500    Consumer price
Date        shares at POP      Growth Index      Growth Index        index

2/17/98         9,425            10,000             10,000          10,000
6/30/98        10,942            10,776             10,115          10,056
12/31/98       12,284            11,353              9,863          10,142
6/30/99        16,452            12,964             11,400          10,253
12/31/99       32,695            17,177             15,336          10,413
6/30/00        30,793            19,264             16,439          10,635
12/31/00       22,025            15,159             12,868          10,765
6/30/01        18,393            13,194             12,497          10,975
12/31/01       15,807            12,104             11,474          10,938
6/30/02       $13,133            $9,719             $9,283         $11,086

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $13,486 ($13,286 with the contingent deferred sales charge) and $13,486, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $13,636 ($13,161 at public offering price). See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation.

Russell 2500 Growth Index is an unmanaged index of the smallest 2,500 companies in the Russell 3000 Index chosen for their growth orientation.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.

*Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Putnam Funds Trust and
Shareholders of Putnam New Century Growth Fund
(a series of Putnam Funds Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Century Growth Fund (the "fund") at June 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
August 13, 2002




THE FUND'S PORTFOLIO
June 30, 2002

COMMON STOCKS (99.0%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (1.1%)
-------------------------------------------------------------------------------------------------------------------
            160,000 Lamar Advertising Co. (NON)                                                      $    5,953,600

Airlines (1.6%)
-------------------------------------------------------------------------------------------------------------------
             24,600 JetBlue Airways Corp. (NON)                                                           1,120,776
            200,000 Ryanair Holdings PLC ADR (Ireland) (NON)                                              6,974,200
                                                                                                      -------------
                                                                                                          8,094,976

Automotive (1.9%)
-------------------------------------------------------------------------------------------------------------------
             64,000 Advance Auto Parts, Inc. (NON)                                                        3,488,640
            132,000 Gentex Corp. (NON)                                                                    3,626,040
             23,000 SPX Corp. (NON)                                                                       2,702,500
                                                                                                      -------------
                                                                                                          9,817,180

Banking (4.9%)
-------------------------------------------------------------------------------------------------------------------
              6,700 Commerce Bancorp, Inc.                                                                  296,041
            160,000 Fifth Third Bancorp                                                                  10,664,000
             60,000 Greater Bay Bancorp                                                                   1,845,600
             57,200 New York Community Bancorp, Inc.                                                      1,526,096
            225,000 TCF Financial Corp.                                                                  11,047,500
                                                                                                      -------------
                                                                                                         25,379,237

Biotechnology (4.0%)
-------------------------------------------------------------------------------------------------------------------
             76,000 Celgene Corp. (NON)                                                                   1,162,800
            151,000 Gilead Sciences, Inc. (NON)                                                           4,964,880
             45,000 IDEC Pharmaceuticals Corp. (NON)                                                      1,595,250
            162,700 ILEX Oncology, Inc. (NON)                                                             2,292,443
            139,200 InterMune, Inc. (NON)                                                                 2,937,120
            174,000 Ligand Pharmaceuticals, Inc. Class B (NON)                                            2,523,000
             32,100 Ligand Pharmaceuticals, Inc. Class B (Private) (NON)                                    418,905
            170,000 Scios, Inc. (NON)                                                                     5,203,700
                                                                                                      -------------
                                                                                                         21,098,098

Broadcasting (5.5%)
-------------------------------------------------------------------------------------------------------------------
            163,600 Cumulus Media, Inc. Class A (NON)                                                     2,254,408
            111,100 Entercom Communications Corp. (NON)                                                   5,099,490
             51,600 Lin TV Corp. Class A (NON)                                                            1,395,264
            110,000 Radio One, Inc. Class A (NON)                                                         1,635,700
            146,100 Radio One, Inc. Class D (NON)                                                         2,172,507
            170,819 Regent Communications, Inc. (NON)                                                     1,205,811
            452,400 Westwood One, Inc. (NON)                                                             15,119,208
                                                                                                      -------------
                                                                                                         28,882,388

Commercial and Consumer Services (3.8%)
-------------------------------------------------------------------------------------------------------------------
            100,000 CDW Computer Centers, Inc. (NON)                                                      4,681,000
            160,000 Choicepoint, Inc. (NON)                                                               7,275,200
             97,200 Corporate Executive Board Co. (The) (NON)                                             3,329,100
            100,000 TMP Worldwide, Inc. (NON)                                                             2,150,000
             59,000 Weight Watchers International, Inc. (NON)                                             2,562,960
                                                                                                      -------------
                                                                                                         19,998,260

Communications Equipment (1.1%)
-------------------------------------------------------------------------------------------------------------------
            237,000 Extreme Networks, Inc. (NON)                                                          2,391,330
            140,000 Polycom, Inc. (NON)                                                                   1,678,600
            825,000 Sonus Networks, Inc. (NON)                                                            1,666,500
                                                                                                      -------------
                                                                                                          5,736,430

Computers (3.9%)
-------------------------------------------------------------------------------------------------------------------
            309,000 Emulex Corp. (NON)                                                                    6,955,590
            221,900 Magma Design Automation, Inc. (NON)                                                   3,727,920
             53,400 McDATA Corp. Class A (NON)                                                              470,454
            238,000 QLogic Corp. (NON)                                                                    9,067,800
                                                                                                      -------------
                                                                                                         20,221,764

Consumer Goods (1.0%)
-------------------------------------------------------------------------------------------------------------------
            182,900 Yankee Candle Company, Inc. (The) (NON)                                               4,954,761

Consumer Services (1.9%)
-------------------------------------------------------------------------------------------------------------------
            230,000 Resources Connection, Inc. (NON)                                                      6,207,700
            113,200 Willis Group Holdings, Ltd. (United Kingdom) (NON)                                    3,725,412
                                                                                                      -------------
                                                                                                          9,933,112

Distribution (0.2%)
-------------------------------------------------------------------------------------------------------------------
             36,000 Performance Food Group Co. (NON)                                                      1,218,960

Electronics (11.4%)
-------------------------------------------------------------------------------------------------------------------
            312,500 Applied Micro Circuits Corp. (NON)                                                    1,478,125
             74,000 Brooks-PRI Automation, Inc. (NON)                                                     1,891,440
            209,000 Exar Corp. (NON)                                                                      4,121,480
             27,900 Integrated Circuit Systems, Inc. (NON)                                                  563,301
            125,800 Integrated Device Technology, Inc. (NON)                                              2,282,012
            176,255 Intersil Corp. Class A (NON)                                                          3,768,332
            208,600 Linear Technology Corp.                                                               6,556,298
            426,000 Marvell Technology Group, Ltd. (Bermuda) (NON)                                        8,473,140
            150,000 Maxim Integrated Products, Inc. (NON)                                                 5,749,500
             90,000 National Semiconductor Corp. (NON)                                                    2,625,300
            363,000 PMC - Sierra, Inc. (NON)                                                              3,365,010
            256,000 RF Micro Devices, Inc. (NON)                                                          1,950,720
            176,000 Semtech Corp. (NON)                                                                   4,699,200
            260,700 Silicon Laboratories, Inc. (NON)                                                      7,296,993
            327,000 Skyworks Solutions, Inc. (NON)                                                        1,814,850
             82,800 Varian Semiconductor Equipment (NON)                                                  2,809,404
                                                                                                      -------------
                                                                                                         59,445,105

Energy (6.6%)
-------------------------------------------------------------------------------------------------------------------
            157,400 BJ Services Co. (NON)                                                                 5,332,712
             42,000 Cooper Cameron Corp. (NON)                                                            2,033,640
            165,000 ENSCO International, Inc.                                                             4,497,900
             81,000 GlobalSantaFe Corp.                                                                   2,215,350
            125,000 Nabors Industries, Ltd. (Barbados) (NON)                                              4,412,500
            193,000 Patterson-UTI Energy, Inc. (NON)                                                      5,448,390
             33,000 Smith International, Inc. (NON)                                                       2,250,270
            300,000 Varco International, Inc. (NON)                                                       5,262,000
             69,000 Weatherford Intl., Ltd. (NON)                                                         2,980,800
                                                                                                      -------------
                                                                                                         34,433,562

Entertainment (0.4%)
-------------------------------------------------------------------------------------------------------------------
             57,200 International Speedway Corp. Class A                                                  2,293,720

Food (0.7%)
-------------------------------------------------------------------------------------------------------------------
            108,000 Krispy Kreme Doughnuts, Inc. (NON)                                                    3,476,520

Gaming & Lottery (1.4%)
-------------------------------------------------------------------------------------------------------------------
            125,000 Harrah's Entertainment, Inc. (NON)                                                    5,543,750
             28,000 International Game Technology (NON)                                                   1,587,600
                                                                                                      -------------
                                                                                                          7,131,350

Health Care Services (11.8%)
-------------------------------------------------------------------------------------------------------------------
             82,200 Accredo Health, Inc. (NON)                                                            3,792,708
            265,000 AdvancePCS (NON)                                                                      6,344,100
            144,000 AmerisourceBergen Corp.                                                              10,944,000
             35,300 Anthem, Inc. (NON)                                                                    2,382,044
            439,100 Caremark Rx, Inc. (NON)                                                               7,245,150
            197,200 Community Health Systems, Inc. (NON)                                                  5,284,960
             66,800 Cross Country, Inc. (NON)                                                             2,525,040
             50,000 Dianon Systems, Inc. (NON)                                                            2,671,000
            225,000 Health Management Associates, Inc. (NON)                                              4,533,750
             24,000 Laboratory Corporation of America Holdings (NON)                                      1,095,600
            130,000 Pediatrix Medical Group, Inc. (NON)                                                   3,250,000
            291,225 Province Healthcare Co. (NON)                                                         6,511,791
             60,900 Quest Diagnostics, Inc. (NON)                                                         5,240,445
                                                                                                      -------------
                                                                                                         61,820,588

Investment Banking/Brokerage (0.5%)
-------------------------------------------------------------------------------------------------------------------
             70,000 Federated Investors, Inc.                                                             2,419,900

Lodging/Tourism (1.7%)
-------------------------------------------------------------------------------------------------------------------
            344,400 Extended Stay America, Inc. (NON)                                                     5,586,168
             73,400 Four Seasons Hotels, Inc. (Canada)                                                    3,442,460
                                                                                                      -------------
                                                                                                          9,028,628

Medical Technology (3.1%)
-------------------------------------------------------------------------------------------------------------------
             60,000 Charles River Laboratories International, Inc. (NON)                                  2,103,000
              3,000 Cytyc Corp. (NON)                                                                        22,860
             40,000 DENTSPLY International, Inc.                                                          1,476,400
             60,100 Respironics, Inc. (NON)                                                               2,046,405
            145,400 Varian Medical Systems, Inc. (NON)                                                    5,895,970
            125,000 Zimmer Holdings, Inc. (NON)                                                           4,457,500
                                                                                                      -------------
                                                                                                         16,002,135

Metals (0.1%)
-------------------------------------------------------------------------------------------------------------------
             49,200 Liquidmetal Technologies (NON)                                                          570,720

Oil & Gas (0.9%)
-------------------------------------------------------------------------------------------------------------------
            122,000 Noble Corp. (NON)                                                                     4,709,200

Restaurants (2.0%)
-------------------------------------------------------------------------------------------------------------------
            202,500 Applebee's International, Inc.                                                        4,608,900
             90,000 CBRL Group, Inc.                                                                      2,738,700
             90,000 P.F. Chang's China Bistro, Inc. (NON)                                                 2,827,800
                                                                                                      -------------
                                                                                                         10,175,400

Retail (15.6%)
-------------------------------------------------------------------------------------------------------------------
            181,932 99 Cents Only Stores (NON)                                                            4,666,556
            136,300 AutoZone, Inc. (NON)                                                                 10,535,990
            213,600 Bed Bath & Beyond, Inc. (NON)                                                         8,061,264
             93,200 Chico's FAS, Inc. (NON)                                                               3,385,024
             87,000 Christopher & Banks Corp. (NON)                                                       3,680,100
            301,300 Dollar Tree Stores, Inc. (NON)                                                       11,874,233
            192,400 Family Dollar Stores, Inc.                                                            6,782,100
            186,000 Foot Locker, Inc. (NON)                                                               2,687,700
            200,000 Hot Topic, Inc. (NON)                                                                 5,342,000
            122,000 Michaels Stores, Inc. (NON)                                                           4,758,000
            180,000 Office Depot, Inc. (NON)                                                              3,024,000
             41,000 Ross Stores, Inc.                                                                     1,670,750
            279,000 Too, Inc. (NON)                                                                       8,593,200
             99,200 Wet Seal, Inc. (The) (NON)                                                            2,410,560
            127,000 Williams-Sonoma, Inc. (NON)                                                           3,893,820
                                                                                                      -------------
                                                                                                         81,365,297

Schools (3.4%)
-------------------------------------------------------------------------------------------------------------------
            150,000 Apollo Group, Inc. Class A (NON)                                                      5,913,000
            240,000 Career Education Corp. (NON)                                                         10,800,000
             20,000 Education Management Corp. (NON)                                                        814,600
                                                                                                      -------------
                                                                                                         17,527,600

Semiconductor (2.8%)
-------------------------------------------------------------------------------------------------------------------
             40,700 Cymer, Inc. (NON)                                                                     1,426,128
            165,500 LAM Research Corp. (NON)                                                              2,975,690
            143,600 LTX Corp. (NON)                                                                       2,050,608
            120,225 Mykrolis Corp. (NON)                                                                  1,419,857
            120,400 Novellus Systems, Inc. (NON)                                                          4,093,600
             35,000 Photon Dynamics, Inc. (NON)                                                           1,050,000
            100,000 Photronics, Inc. (NON)                                                                1,894,000
                                                                                                      -------------
                                                                                                         14,909,883

Shipping (0.2%)
-------------------------------------------------------------------------------------------------------------------
              9,600 Expeditors International of Washington, Inc.                                            318,336
              3,500 Heartland Express, Inc. (NON)                                                            83,755
                700 Landstar Systems, Inc. (NON)                                                             74,795
             13,600 Swift Transportation Company, Inc. (NON)                                                316,880
                                                                                                      -------------
                                                                                                            793,766

Software (4.5%)
-------------------------------------------------------------------------------------------------------------------
            105,000 Cognos, Inc. (Canada) (NON)                                                           2,329,950
            201,500 Documentum, Inc. (NON)                                                                2,418,000
             60,000 Internet Security Systems, Inc. (NON)                                                   787,200
            350,000 Matrixone, Inc. (NON)                                                                 2,135,000
            223,000 Network Associates, Inc. (NON)                                                        4,297,210
            152,000 Quest Software, Inc. (NON)                                                            2,208,560
             83,000 Retek, Inc. (NON)                                                                     2,016,900
             71,000 Symantec Corp. (NON)                                                                  2,332,350
            455,100 webMethods, Inc. (NON)                                                                4,505,490
            111,400 Witness Systems, Inc. (NON)                                                             822,132
                                                                                                      -------------
                                                                                                         23,852,792

Staffing (0.2%)
-------------------------------------------------------------------------------------------------------------------
             22,500 Hewitt Associates, Inc. Class A (NON)                                                   524,250
             20,100 Medical Staffing Network Holdings, Inc. (NON)                                           492,450
                                                                                                      -------------
                                                                                                          1,016,700

Technology Services (0.7%)
-------------------------------------------------------------------------------------------------------------------
            103,500 BISYS Group, Inc. (The) (NON)                                                         3,446,550

Telecommunications (0.1%)
-------------------------------------------------------------------------------------------------------------------
            171,400 Time Warner Telecom, Inc. Class A (NON)                                                 287,952
                                                                                                      -------------
                    Total Common Stocks (cost $536,018,134)                                          $  515,996,134

SHORT-TERM INVESTMENTS (1.7%) (cost $8,891,852) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$         8,891,852 Short-term investments held in Putnam commingled cash account with yields ranging from 1.74% to 1.83% and
                    due dates ranging from July 1, 2002 to August 27, 2002 (d)                       $    8,891,852
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $544,909,986) (b)                                        $  524,887,986
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $521,379,135.

  (b) The aggregate identified cost on a tax basis is $550,716,547, resulting in gross unrealized appreciation and depreciation of $84,359,997 and $110,188,558, respectively, or net unrealized depreciation of $25,828,561.

(NON) Non-income-producing security.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.

  (d) See footnote 1 to the financial statements.

      The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $544,909,986) (Note 1)                                      $  524,887,986
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                            68,528
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              191,596
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    5,492,673
-------------------------------------------------------------------------------------------
Total assets                                                                    530,640,783

Liabilities
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  4,851,376
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,991,869
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,044,984
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          220,455
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        18,120
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,658
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              411,470
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              720,716
-------------------------------------------------------------------------------------------
Total liabilities                                                                 9,261,648
-------------------------------------------------------------------------------------------
Net assets                                                                   $  521,379,135

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $1,718,950,747
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                        (1,177,549,867)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and assets and
liabilities in foreign currencies                                               (20,021,745)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                   $  521,379,135

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($253,664,531 divided by 24,016,862 shares)                                          $10.56
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $10.56)*                              $11.20
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($212,262,271 divided by 20,468,492 shares)**                                        $10.37
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($37,493,786 divided by 3,614,593 shares)**                                          $10.37
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($10,672,827 divided by 1,022,833 shares)                                            $10.43
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $10.43)*                              $10.81
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($7,285,720 divided by 686,569 shares)                                               $10.61
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended June 30, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $776)                                        $     705,835
-------------------------------------------------------------------------------------------
Interest                                                                            115,795
-------------------------------------------------------------------------------------------
Total investment income                                                             821,630

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  4,645,988
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    1,480,033
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    28,623
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     16,041
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               841,596
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             2,768,457
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               518,496
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               113,408
-------------------------------------------------------------------------------------------
Other                                                                             2,246,602
-------------------------------------------------------------------------------------------
Total expenses                                                                   12,659,244
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (26,269)
-------------------------------------------------------------------------------------------
Net expenses                                                                     12,632,975
-------------------------------------------------------------------------------------------
Net investment loss                                                             (11,811,345)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (245,056,911)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and
liabilities in foreign currencies during the year                                       501
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                        6,247,638
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (238,808,772)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(250,620,117)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended June 30
                                                               ----------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                                 $ (11,811,345)        $ (16,726,181)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                     (245,056,911)         (671,376,586)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments
and assets and liabilities in foreign currencies                        6,248,139             7,831,733
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                 (250,620,117)         (680,271,034)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                    (158,597,911)          (30,866,876)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                         (409,218,028)         (711,137,910)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                     930,597,163         1,641,735,073
-------------------------------------------------------------------------------------------------------
End of year (including accumulated net investment
loss of $-- and $1,022,912, respectively.)                          $ 521,379,135         $ 930,597,163
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
                                                                                       For the period
Per-share                                                                              Feb. 17, 1998+
operating performance                                Year ended June 30                  to June 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.79       $24.76       $14.84        $9.87        $8.50
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.16)        (.18)        (.12)(d)     (.08)(d)     (.02)(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (4.07)       (9.79)       12.87         5.05         1.39
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (4.23)       (9.97)       12.75         4.97         1.37
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --        (2.83)          --           --
-----------------------------------------------------------------------------------------------------
Total distributions                       --           --        (2.83)          --           --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $10.56       $14.79       $24.76       $14.84        $9.87
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (28.60)      (40.27)       87.16        50.35        16.12*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $253,665     $451,848     $797,592       $5,429       $2,955
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.47         1.21         1.11(d)      1.00(d)       .37*(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.35)        (.97)        (.72)(d)     (.76)(d)     (.25)*(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 65.25       139.27       107.86       207.77        72.22*
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction, based on average net assets of 0.69%, 0.70% and 0.02% for the periods ended June 30, 1998, June 30, 1999 and June 30, 2000, respectively.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------
                                                              For the period
Per-share                                                   January 21, 2000+
operating performance                   Year ended June 30     to June 30
-----------------------------------------------------------------------------
                                        2002         2001         2000
-----------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.64       $24.68       $27.16
-----------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------
Net investment loss (a)                 (.25)        (.32)        (.15)(d)
-----------------------------------------------------------------------------
Net realized and unrealized
loss on investments                    (4.02)       (9.72)       (2.33)
-----------------------------------------------------------------------------
Total from
investment operations                  (4.27)      (10.04)       (2.48)
-----------------------------------------------------------------------------
Net asset value,
end of period                         $10.37       $14.64       $24.68
-----------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (29.17)      (40.68)       (9.13)*
-----------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $212,262     $375,683     $670,618
-----------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.22         1.96          .89*(d)
-----------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (2.10)       (1.72)        (.71)*(d)
-----------------------------------------------------------------------------
Portfolio turnover (%)                 65.25       139.27       107.86
-----------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction, based on average net assets of 0.02% for the period ended June 30, 2000.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------
                                                              For the period
Per-share                                                   January 21, 2000+
operating performance                   Year ended June 30     to June 30
-----------------------------------------------------------------------------
                                        2002         2001         2000
-----------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.64       $24.68       $27.16
-----------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------
Net investment loss (a)                 (.25)        (.32)        (.15)(d)
-----------------------------------------------------------------------------
Net realized and unrealized
loss on investments                    (4.02)       (9.72)       (2.33)
-----------------------------------------------------------------------------
Total from
investment operations                  (4.27)      (10.04)       (2.48)
-----------------------------------------------------------------------------
Net asset value,
end of period                         $10.37       $14.64       $24.68
-----------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (29.17)      (40.68)       (9.13)*
-----------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $37,494      $72,498     $136,828
-----------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               2.22         1.96          .89*(d)
-----------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (2.10)       (1.72)        (.71)*(d)
-----------------------------------------------------------------------------
Portfolio turnover (%)                 65.25       139.27       107.86
-----------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction, based on average net assets of 0.02% for the period ended June 30, 2000.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------
                                                           For the period
Per-share                                                 January 21, 2000+
operating performance                     Year ended June     to June 30
---------------------------------------------------------------------------
                                        2002         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.69       $24.71       $27.16
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment loss (a)                 (.22)        (.28)        (.12)(d)
---------------------------------------------------------------------------
Net realized and unrealized
loss on investments                    (4.04)       (9.74)       (2.33)
---------------------------------------------------------------------------
Total from
investment operations                  (4.26)      (10.02)       (2.45)
---------------------------------------------------------------------------
Net asset value,
end of period                         $10.43       $14.69       $24.71
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (29.00)      (40.55)       (9.02)*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $10,673      $20,691      $36,697
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.97         1.71          .78*(d)
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.85)       (1.47)        (.60)*(d)
---------------------------------------------------------------------------
Portfolio turnover (%)                 65.25       139.27       107.86
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction, based on average net assets of 0.02% for the period ended June 30, 2000.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
--------------------------------------------------------------
                                                For the period
Per-share                           Year ended   July 5, 2000+
operating performance                 June 30     to June 30
--------------------------------------------------------------
                                        2002         2001
--------------------------------------------------------------
Net asset value,
beginning of period                   $14.83       $24.90
--------------------------------------------------------------
Investment operations:
--------------------------------------------------------------
Net investment loss (a)                 (.13)        (.13)
--------------------------------------------------------------
Net realized and unrealized
loss on investments                    (4.09)       (9.94)
--------------------------------------------------------------
Total from
investment operations                  (4.22)      (10.07)
--------------------------------------------------------------
Net asset value,
end of period                         $10.61       $14.83
--------------------------------------------------------------
Total return at
net asset value (%)(b)                (28.46)      (40.44)*
--------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------
Net assets, end of period
(in thousands)                        $7,286       $9,877
--------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.22          .95*
--------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.10)        (.71)*
--------------------------------------------------------------
Portfolio turnover (%)                 65.25       139.27
--------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
June 30, 2002

Note 1
Significant accounting policies

Putnam New Century Growth Fund (the "fund") is a series of Putnam Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek long-term growth of capital by investing primarily in equity securities of companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect, wholly-owned subsidiary of Putnam, LLC, believes have potential for capital appreciation which is significantly greater than that of the market averages.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended June 30, 2002, the fund had no borrowings against the line of credit.

G) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2002, the fund had a capital loss carryover of approximately $1,052,404,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $454,332,000    June 30, 2009
   598,072,000    June 30, 2010

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2002, the fund reclassified $12,834,257 to decrease accumulated net investment losses and $12,834,257 to decrease paid-in-capital.

I) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended June 30, 2002, the fund's expenses were reduced by $26,269 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,296 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended June 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $116,077 and $4,761 from the sale of class A and class M shares, respectively, and received $821,638 and $3,739 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2002, Putnam Retail Management, acting as underwriter received $8,019 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended June 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $449,029,185 and $612,400,057, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At June 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:


                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 10,482,808        $126,586,745
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            10,482,808         126,586,745

Shares repurchased                         (17,008,215)       (205,196,325)
---------------------------------------------------------------------------
Net decrease                                (6,525,407)       $(78,609,580)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 12,057,933        $231,800,769
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            12,057,933         231,800,769

Shares repurchased                         (13,734,656)       (252,141,481)
---------------------------------------------------------------------------
Net decrease                                (1,676,723)       $(20,340,712)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,453,092         $29,451,788
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             2,453,092          29,451,788

Shares repurchased                          (7,648,051)        (89,660,951)
---------------------------------------------------------------------------
Net decrease                                (5,194,959)       $(60,209,163)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,584,769        $109,383,265
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             5,584,769         109,383,265

Shares repurchased                          (7,089,412)       (126,139,015)
---------------------------------------------------------------------------
Net decrease                                (1,504,643)       $(16,755,750)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    600,774          $7,234,760
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               600,774           7,234,760

Shares repurchased                          (1,937,502)        (22,818,234)
---------------------------------------------------------------------------
Net decrease                                (1,336,728)       $(15,583,474)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,856,823         $37,057,710
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,856,823          37,057,710

Shares repurchased                          (2,449,583)        (45,794,827)
---------------------------------------------------------------------------
Net decrease                                  (592,760)        $(8,737,117)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    523,780          $6,272,324
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               523,780           6,272,324

Shares repurchased                            (909,182)        (10,814,636)
---------------------------------------------------------------------------
Net decrease                                  (385,402)        $(4,542,312)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    415,990          $8,173,099
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               415,990           8,173,099

Shares repurchased                            (492,886)         (8,607,000)
---------------------------------------------------------------------------
Net decrease                                   (76,896)          $(433,901)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    432,669          $5,302,922
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               432,669           5,302,922

Shares repurchased                            (412,110)         (4,956,304)
---------------------------------------------------------------------------
Net increase                                    20,559            $346,618
---------------------------------------------------------------------------

                                               For the period July 5, 2000
                                           (commencement of operations) to
                                                             June 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    965,104         $20,645,469
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               965,104          20,645,469

Shares repurchased                            (299,094)         (5,244,865)
---------------------------------------------------------------------------
Net increase                                   666,010         $15,400,604
---------------------------------------------------------------------------

Note 5
Actions by Trustees

On April 15, 2002 the Trustees approved the merger of the Putnam New Century Growth Fund into the Putnam Voyager Fund II. The transaction is scheduled to occur in September 2002. It is subject to a number of conditions and there is no guarantee it will occur.


FEDERAL TAX INFORMATION
(Unaudited)


The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES


Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
-------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of June 30, 2002,
  there were 113 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment
  Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs.
  Putnam, III, Lasser, and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail
  Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam Management and
  Putnam Retail Management. George Putnam, III, is the President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President, Chief Executive Officer, and a
  Director of Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh & McLennan
  Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
  Marsh & McLennan Companies, Inc.




OFFICERS


Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Stephen M. Oristaglio              Since 2000                    Senior Managing Director of Putnam
(8/21/55),                                                       Management. Prior to July 1988,
Vice President                                                   Managing Director, Swiss Bank Corp.

Daniel L. Miller                   Since 1990                    Managing Director of Putnam Management
(8/15/57), Vice President

Brian P. O'Toole                   Since 2002                    Managing Director of Putnam Management.
(7/23/63),                                                       Prior to June 2002, Managing Director,
Vice President                                                   Citigroup Asset Management, 100 First
                                                                 Stamford Place, Stamford, CT 06902.

Eric M. Wetlaufer                  Since 2001                    Managing Director of Putnam Management.
(4/13/62),                                                       Prior to November 1997, Managing Director
Vice President                                                   and Portfolio Manager at Cadence
                                                                 Capital Management.
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Asia Pacific Growth Fund *
Capital Appreciation Fund
Capital Opportunities Fund
Emerging Markets Fund *
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund +
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

  Check your account balances and current performance at www.putnaminvestments.com.


SERVICES FOR SHAREHOLDERS


HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Brian P. O'Toole
Vice President

Daniel L. Miller
Vice President

Eric M. Wetlaufer
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New Century Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com



AN071-79334  2HW/2QB/2QC/2QD/2SR  8/02

PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam New Century Growth Fund
Supplement to Annual Report dated 6/30/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 6/30/02

                                                        NAV
1 year                                                -28.46%
Life of fund (since class A inception, 2/17/98)        40.02
Annual average                                          8.01

Share value:                                            NAV
6/30/01                                               $14.83
6/30/02                                               $10.61
----------------------------------------------------------------------------
Distributions: The fund did not make any distributions during this period.
----------------------------------------------------------------------------
Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.